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                                                                  EXHIBIT 10.2.4


                 FOURTH AMENDMENT TO BAREBOAT CHARTER PARTY

         THIS FOURTH AMENDMENT TO BAREBOAT CHARTER PARTY, made as of this
__ day of _______, 1997, (hereinafter referred to as the "Fourth Amendment") by and between Kadampanattu Corp. (K Corp) and Trailer Bridge, Inc., (Trailer Bridge).

         WHEREAS, in February, 1992 K Corp and Trailer Bridge entered into two
(2) identical Bareboat Charter Party agreements for the vessels JAX-SAN JUAN BRIDGE and SAN JUAN-JAX BRIDGE; and

         WHEREAS, such Bareboat Charter Party agreements were extended each year for an additional year; and

         WHEREAS, in December, 1994 K Corp and Trailer Bridge entered into an amendment to extend such Bareboat Charter Party agreements to March 1, 1997; and

         WHEREAS, in October, 1995 K Corp and Trailer Bridge entered into an amendment to extend such Bareboat Charter Party agreements until the later of March 1, 1997 and the date upon which the Construction and Term Loan Agreement between K Corp and The First National Bank of Boston terminates and all Loans and other obligations thereunder have been indefeasibly and irrevocably repaid in full, in cash, and

         WHEREAS, in March, 1997 K Corp and Trailer Bridge entered into an amendment to extend such Bareboat Charter Party agreements to at least September 1, 2010.

         In consideration of the mutual covenants and agreements to be kept and performed on the part of said parties hereto, respectively as herein stated, K Corp and Trailer Bridge hereby agree as follows:

                           1. Amendment to section entitled "HIRE". The section entitled "HIRE" of each Bareboat Charter Party is hereby amended by deleting "at the rate of Ten Thousand Five Hundred Dollars per day commencing on and from the day and hour the vessel is redelivered in its modified state to the Charterer" and replacing it with "Ten Thousand Fifty Dollars per day".

         Except, and solely to the extent that the same has been specifically modified, amended or supplemented hereby, by this Third Amendment, all of the terms and conditions of the Bareboat Charter Party shall continue in full force and effect.


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         IN WITNESS WHEREOF, K Corp. and Trailer Bridge have caused this Third
Amendment to be executed as of the date and year first above written.


                                                    KADAMPANATTU CORP.


                                            ------------------------------
                                            By: John D. McCown
                                            President


                                                    TRAILER BRIDGE, INC.


                                            ------------------------------
                                            By: John D. McCown
                                            Chairman